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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 15,1999

                         Commission File Number 1-10576

                      SANTA BARBARA RESTAURANT GROUP, INC.
             (Exact name of registrant as specified in its charter.)

                  DELAWARE                               33-0403086
       (State or other jurisdiction of      (I.R.S. Employer Identification No.)
        incorporation or organization)


       360 S. HOPE STREET, SUITE C300
          SANTA BARBARA, CALIFORNIA                        93105
  (Address of principal executive offices)               (Zip Code)


        REGISTRANTS TELEPHONE NUMBER, INCLUDING AREA CODE: (805) 563-3644

        3916 STATE STREET, SUITE 300
          SANTA BARBARA, CALIFORNIA                        93105
(Former address of principal executive offices)          (Zip Code)



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                      SANTA BARBARA RESTAURANT GROUP, INC.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

        (a) Financial statements of business acquired. Financial statements required by this item are filed as an Exhibit.

        (b) Pro forma financial information. The pro forma financial information relative to the acquisition of La Salsa Holding Co. ("La Salsa") is an exhibit to this filing.

        (c) Exhibits.

           Exhibit No.

            99.2 Audited annual financial statements and interim unaudited financial statements of La Salsa.

            99.3 Pro forma financial information relative to La Salsa as described in Item 7(b) above.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by undersigned hereunto duly authorized.

           Date: September 27, 1999
           Santa Barbara Restaurant Group, Inc.
           (Registrant)

           /s/ THEODORE ABAJIAN
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           Theodore Abajian
           Executive Vice President & Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT
 NUMBER    DESCRIPTION
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99.2       Audited annual financial statements and unaudited interim financial statements of La Salsa.

99.3       Pro-forma Financials described in Item 7(b) above.


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